                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                               (AMENDMENT NO.___)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12


                         Cascade Financial Corporation
--------------------------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



--------------------------------------------------------------------------------
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[ ] Fee not required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1)   Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------
    (2)   Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------
    (4)   Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------
    (5)   Total fee paid:

          ----------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)   Amount Previously Paid:

          ----------------------------------------------------------------------
    (2)   Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------
    (3)   Filing Party:

          ----------------------------------------------------------------------
    (4)   Date Filed:

          ----------------------------------------------------------------------

                                                                   April 1, 2002


Dear Shareholder:

    You are cordially invited to attend the Annual Meeting of Shareholders of Cascade Financial Corporation, to be held at the Everett Golf & Country Club, 1500 52nd Street SE, Everett, Washington, on Wednesday, May 8, 2002 at 6:30 p.m.

    The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Corporation, and its bank subsidiary, Cascade Bank. Directors and officers of the Corporation as well as a representative from the Corporation's independent accounting firm, KPMG, LLP, will be present to respond to appropriate questions from shareholders.

    Detailed information concerning our activities and operating performance during the fiscal year ended December 31, 2001 is contained in the Annual Report to Shareholders.

    To ensure proper representation of your shares at the meeting, the Board of Directors requests that you sign, date, and return the enclosed proxy card in the enclosed postage-prepaid envelope as soon as possible, even if you currently plan to attend the meeting. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

    We look forward to seeing you at the meeting.

    Sincerely,


    /s/ Frank M. McCord                        /s/ Carol K Nelson

    Frank M. McCord                            Carol K Nelson
    Chairman of the Board and                  President and
    Chief Executive Officer                    Chief Operating Officer

                          CASCADE FINANCIAL CORPORATION
                            NOTICE OF ANNUAL MEETING
                                 OF SHAREHOLDERS


TIME ....................  6:30 p.m., Pacific Standard Time, on Wednesday, May
                           8, 2002.

PLACE ...................  Everett Golf & Country Club
                           1500 52nd Street SE
                           Everett, Washington

ITEMS OF BUSINESS .......  1. To elect four directors to hold office until the
                              2005 annual meeting of shareholders.

                           2. To take action on any other business that may
                              properly be considered at the meeting or any adjournment thereof.

RECORD DATE .............  You may vote at the meeting if you were a shareholder of record at the close of business on March 15, 2002.

VOTING BY PROXY .........  If you cannot attend the meeting, you may vote your shares by completing and promptly returning the enclosed proxy card in the envelope provided.

ANNUAL REPORT ...........  Cascade Financial Corporation's December 31, 2001
                           Annual Report, which is not part of the proxy soliciting material, is enclosed.

                                         By Order of the Board of Directors,

                                         /s/ Lars H. Johnson

                                         Lars H. Johnson
                                         Secretary



   This Notice of Annual Meeting, Proxy Statement and accompanying proxy card are being distributed on or about April 1, 2002.

                         CASCADE FINANCIAL CORPORATION

                               2828 COLBY AVENUE
                           EVERETT, WASHINGTON 98201

                              --------------------

                                PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 8, 2002

                              -------------------

      We are providing these proxy materials in connection with the solicitation by the Board of Directors of Cascade Financial Corporation (the "Company") of proxies to be voted at the Company's Annual Meeting of Shareholders to be held on May 8, 2002, and at any adjournment of the meeting.

                GENERAL INFORMATION ABOUT THE MEETING AND VOTING

WHO MAY VOTE AT THE MEETING?

      The Board of Directors of the Company (the "Board") has set March 15, 2002, as the record date for the meeting. If you were the owner of Company common stock at the close of business on March 15, 2002, you may vote at the meeting. You are entitled to one vote for each share of common stock you held on the record date.

HOW MANY SHARES MUST BE PRESENT TO HOLD THE MEETING?

      A majority of the Company's outstanding common shares as of the record date must be present at the meeting in order to hold the meeting and conduct business. On the record date, there were 6,290,341 shares of Company common stock outstanding. Shares are counted as present at the meeting if you:

      -  Are present and vote in person at the meeting; or

      -  Have properly submitted a proxy card.

WHAT PROPOSALS WILL BE VOTED ON AT THE MEETING?

      There is one proposal scheduled to be voted on at the meeting:

      - Election of four directors to hold office until the 2005 Annual Meeting of Shareholders.

HOW MANY VOTES ARE REQUIRED TO APPROVE THE PROPOSAL?

      The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors.

HOW ARE VOTES COUNTED?

      You may either vote "FOR" or "WITHHOLD" authority to vote for each nominee for the Board of Directors. If you withhold authority to vote for the election of directors, your shares will not be voted with respect to the director or directors identified. If you just sign and submit your proxy card without voting instructions, your shares will be voted "FOR" each director nominee.

      If you hold your shares in street name and do not provide voting instructions to your broker, your shares will not be voted on any proposal on which your broker does not have discretionary authority to vote. This is called a "broker non-vote." Shares for which there is a broker non-vote are not considered as entitled to vote on the proposal in question.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

      The Board recommends that you vote your shares "FOR" each of the director nominees.

HOW DO I VOTE MY SHARES WITHOUT ATTENDING THE MEETING?

      Even if you are unable to attend the meeting, we encourage you to vote your shares. You may do so by granting a proxy. If you are a shareholder of record or hold stock through a Cascade Financial Corporation stock plan, you may vote by mail by signing and dating your proxy card and mailing it in the envelope provided. You should sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example as guardian, executor, trustee, custodian, attorney or officer of a corporation), you should indicate your name and title or capacity.

      For shares held in street name, you should follow the voting directions provided by your broker or nominee. You may complete and mail a voting instruction card to your broker or nominee. If you provide specific voting instructions by mail, your shares will be voted by your broker or nominee as you have directed.

HOW DO I VOTE MY SHARES IN PERSON AT THE MEETING?

      If you are a shareholder of record, to vote your shares at the meeting you should bring the enclosed proxy card or proof of identification. You may vote shares held in street name at the meeting only if you obtain a signed proxy card from the record holder (broker or other nominee) giving you the right to vote the shares.

      Even if you plan to attend the meeting, we encourage you to vote by mail, so your vote will be counted if you later decide not to attend the meeting.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

      It means you hold shares registered in more than one account. To ensure that all your shares are voted, sign and return each proxy card.

MAY I CHANGE MY VOTE?

      Yes. If you vote by mail, you may later change your vote and revoke your proxy card by:

      - Sending a written statement to that effect to the Secretary of the Company on or before April 20, 2002;

      -   Submitting a properly signed proxy card with a later date; or

      -   Voting in person at the Annual Meeting.

                       CHANGE OF CHARTER AND FISCAL YEAR

      In 2001, the Company made significant changes in its corporate structure:

      A. On July 27, 2001, the Company's subsidiary bank, Cascade Bank (the "Bank"), converted from a federally chartered savings bank to a Washington state chartered commercial bank.

      B. On July 27, 2001, the Company elected to be treated as a financial holding company.

      C. On December 11, 2001, the Company changed its fiscal year end from June 30 to December 31 to align the Company's reporting periods with those of its commercial bank peers.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

DIRECTORS AND NOMINEES

      The Board of Directors is divided into three classes approximately equal in size. The members of each class are elected to serve three-year terms with the term of office of each class ending in successive years. David W. Duce, Frank M. McCord, Carol K. Nelson, and David O'Connor are the directors whose terms expire at this Annual Meeting and who have been nominated for re-election to the Board to serve until the 2005 Annual Meeting or until their successors are elected and qualified.

      All of the nominees are currently directors. All the nominees have indicated a willingness to serve if elected. However, if any nominee becomes unable to serve before the election, the shares represented by proxies may be voted for a substitute nominee designated by the Board, unless a contrary instruction is indicated on the proxy. Set forth hereafter is a short biographical summary of each director and the first date they served as a director for either the Company or the Bank.

             NOMINEES FOR DIRECTOR FOR THREE-YEAR TERMS ENDING 2005

DAVID W. DUCE                                                Director since 1991

      David W. Duce has been a practicing attorney with the Everett law firm of Duce Bastian Peterson since 1985. Mr. Duce is the outgoing chairman of the Professional Negligence Section of the Washington State Trial Lawyers Association. He is a court-approved arbitrator for Snohomish County Superior Court lawsuits and worked as a member of the Court Congestion Steering Committee of the Snohomish County Bar Association. He was elected a Vice Chairman of the Company in 1995.

FRANK M. MCCORD                                              Director since 1986

      Frank M. McCord serves as Chairman of the Boards of Directors of the Company and the Bank. Mr. McCord will retire as Chief Executive Officer of the Company effective May 1, 2002, a position he held since 1990. From 1990 to February 2001, Mr. McCord served as Chief Executive Officer of the Bank. He was the Managing Partner of KPMG LLP, Seattle, Washington office until his retirement in 1986. He is a Director of the Corporate Roundtable for the Arts, Snohomish County Community Association, the Advisory Council of the Washington Society of CPAs, and the Mount Baker Council of Boy Scouts of America. Mr. McCord has previously served as President of the Evergreen Area Council of Boy Scouts of America, Treasurer of the United Way of King County, Campaign Chairman of United Way of Snohomish County, Trustee of Seattle University, a Fellow of Seattle Pacific University, Treasurer of the Washington Society of Certified Public Accountants, Director of the Everett Rotary Club, Director of the Washington Financial League, Director of the Seattle Chamber of Commerce and as a Director and Chairman of the Everett Area Chamber of Commerce.

CAROL K. NELSON                                              Director since 2001

      Carol K. Nelson was appointed Chief Executive Officer of the Company commencing May 1, 2002. She has served as President and Chief Operating Officer of the Company and President and Chief Executive Officer of the Bank since February 2001. She was previously Senior Vice President and Northern Region Executive of Bank of America. Ms. Nelson serves as Vice Chair of the Board of United Way of Snohomish County and chaired the 1999 Community Campaign. She serves on the Boards of Directors of the Boys and Girls Club of Snohomish County, Washington Financial League and the Leadership Snohomish County Advisory Board. She is past President of the Puget Sound Council of Camp Fire Boys and Girls.

DAVID O'CONNOR                                               Director since 1997

      David O'Connor is co-owner of Mobile Country Club in Everett, Washington, and was a founding director of American First National Bank. He was co-owner of O'Connor & Oehler Construction Inc. from 1974 to 1996 and continues in his development business. Mr. O'Connor is a member of the Manufactured Housing Communities of Washington.

                THE BOARD RECOMMENDS A VOTE FOR THESE NOMINEES.

                   DIRECTORS CONTINUING IN OFFICE UNTIL 2003

DWAYNE LANE                                                  Director Since 1995

      Dwayne Lane is the owner of three automobile dealerships in Everett and Arlington, Washington. Mr. Lane is active in community affairs. He served 12 years as an Everett Port Commissioner and was a board member for Olympic Bank and Providence Hospital.

DENNIS R. MURPHY                                             Director Since 1991

      Dennis R. Murphy is Dean of the College of Business and Economics and Professor of Economics at Western Washington University in Bellingham, Washington. He serves on the boards of the Regents Blue Shield Advisory Board, the PACE Foundation, Jr. Achievement and the Whatcom Chamber of Commerce and Industry. He also serves on the Audit and Finance Committee of Western Foundation, Inc. He is past president of the United Way of Whatcom County and the Bellingham Rotary. Dr. Murphy was elected a Vice-Chairman of the Company in July 1998.

RONALD E. THOMPSON                                           Director Since 1991

      Ronald E. Thompson is the President of Windermere Commercial and Property Management of Snohomish County in Everett, Washington, a commercial real estate sales and property management company. He is a past president of the Snohomish County-Camano Association of Realtors, a past State director of the Washington Association of Realtors, and served on the Board of Directors of the Mount Baker Council Boy Scouts of America. Mr. Thompson is a member of the Everett Golf & Country Club and presently serves on its Board of Directors.

G. BRANDT WESTOVER                                           Director since 1986

      G. Brandt Westover is a Corporate Vice President and Branch Manager for UBS-PaineWebber Inc. in Bellevue, Washington, a position he has held since 1996. Mr. Westover serves on the Board of Trustees for the University of Washington Alumni Association. He is also active with many local and national charitable organizations.

                   DIRECTORS CONTINUING IN OFFICE UNTIL 2004

JANICE HALLADAY                                              Director Since 1999

      Janice Halladay is a retired bank executive. Ms. Halladay was previously employed by Pioneer Bank in Lynnwood, Washington as Senior Vice President from 1987 to 1993. She was subsequently employed by Moss Adams LLP, a regional accounting firm, from 1997 to 2000. She is currently a member of the Board of Directors of the Northwest Service Area of the Providence Health System and serves as Chairman of the Personnel Committee for Deaconess Children's Services.

HENRY ROBINETT                                               Director Since 1997

      Henry Robinett is a general partner of Boyden, Robinett & Associates, L.P., a land development company. Mr. Robinett was a founding director of American First National Bank in 1984. He is active in real estate development in Snohomish County and involved in community activities.

CRAIG G. SKOTDAL                                                    New Director

      Craig G. Skotdal is President of Skotdal Real Estate, a property development, investment and management company based in Everett, Washington. Mr. Skotdal serves as Treasurer for the Downtown Everett Association and actively supports revitalization projects in Everett's central business district.

BOARD COMMITTEES AND MEETINGS

      During the year ended December 31, 2001, the Board of Directors held eight meetings. The Board has an Executive Committee, an Audit and Finance Committee (the "Audit Committee") and a Compensation and Personnel Committee. Each Board member attended at least 75% of the aggregate of the meetings of the Board and of the Committees on which he or she served and that were held during the period for which he or she was a Board or Committee member. The Executive Committee primarily serves as a large loan review committee but also has limited authority to generally act for the full Board. The Audit Committee provides direction and oversight to the internal audit department and reviews the examination of the Bank by federal regulatory authorities and the audit by the independent auditing firm. Only outside directors serve on the Audit Committee. The Compensation and Personnel Committee is responsible for reviewing the compensation policies of the Company and the Bank, approving compensation of executive officers, and recommending the granting of stock options. Only outside directors serve on this Committee.

      In connection with the Annual Meeting and selection of the nominees for election as directors, the Board acts as a Nominating Committee for selecting the nominees for election as directors. The Board met in its capacity as the Nominating Committee once during 2001.

      The following table summarizes the membership of the Board and each of its committees, as well as the number of times each met during calendar 2001.

                                                    AUDIT AND      COMPENSATION
                           BOARD      EXECUTIVE      FINANCE       AND PERSONNEL
                           -----      ---------      -------       -------------
David W. Duce             Vice-                                      Chairman
                         Chairman
Janice Halladay           Member                                      Member
Dwayne Lane               Member                                      Member
Frank M. McCord          Chairman     Chairman
Dennis R. Murphy          Vice-
                         Chairman                   Chairman

                                                    AUDIT AND      COMPENSATION
                          BOARD       EXECUTIVE      FINANCE       AND PERSONNEL
                          -----       ---------      -------       -------------
Carol K. Nelson           Member       Member
David O'Connor            Member       Member        Member
Henry Robinett            Member       Member        Member
Craig G. Skotdal          Member                     Member
Ronald E. Thompson        Member       Member        Member
G. Brandt Westover        Member       Member                         Member
Number of 2001 Meetings     8            38             7                7

DIRECTORS' COMPENSATION

      During 2001, each outside director received a retainer of $8,750. Chairmen of the Audit and Compensation/Personnel Committees each received an additional $4,000 plus 150 shares of common stock, and members of the Executive Committee received an additional $2,500 and 150 shares of common stock in 2001. A Director Bonus Program was started during fiscal 1999. Under the Program, outside directors individually qualify for a bonus equal to 1% of the executive management bonus pool. For the fiscal year ended June 30, 2001, a total of $9,612 was paid to all outside directors as a group under the Program. For the six month period ended December 31, 2001, outside directors as a group were paid an additional bonus of $7,875, which was based upon a percentage of the Company's net income. Under the Company's 1997 Elective Equity Plan, directors may elect to receive shares of the Company's common stock in lieu of receiving cash compensation. Under this Plan, the number of shares received is equal to the dollar value of the compensation the director would have received divided by the adjusted value of the common stock as of the first day of the fiscal year. The adjusted value of the common stock in 2001 represented approximately 80% of the market value of the stock at the first day of the fiscal year.

              SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
                                   MANAGEMENT

      Persons and groups who beneficially own more than 5% of the Company's common stock are required to file certain reports with the Securities and Exchange Commission ("SEC") and to provide a copy to the Company disclosing such ownership. Based on such reports, the following table sets forth, as of March 15, 2002, certain information as to those persons who were beneficial owners of more than 5% of the outstanding shares of common stock. Management knows of no persons other than those set forth below who beneficially owned more than 5% of the outstanding shares of common stock at March 15, 2002.

      The following table shows the number of shares of the Company's common stock beneficially owned at March 15, 2002 by the Company's directors and nominees for director, executive officers identified in the Summary Compensation Table and all directors and executive officers as a group. The address of each person, except as set forth below, is the same as the Company's principal office.

                                                           % of
                                Number of Shares          Shares
Name                         Beneficially Owned (1)     Outstanding
----                         ----------------------     -----------
BENEFICIAL OWNERS OF MORE
THAN 5%:

Arthur W. Skotdal, Andrew P.
Skotdal and Craig Skotdal
c/o Douglas A. Schafer
Schafer Law Firm
P.O. Box 1134
Tacoma, WA 98401                     607,432                 9.7%

DIRECTORS:

David W. Duce                         33,527(2)               *
Janice Halladay                       13,008                  *
Dwayne Lane                           47,125                  *
Dennis R. Murphy                      30,234                  *
David O'Connor                        63,568(3)              1.0%
Henry Robinett                        31,896                  *
Craig G. Skotdal                     607,432(4)              9.7%
Ronald E. Thompson                    43,470(5)               *
G. Brandt Westover                    25,411                  *

EXECUTIVE OFFICERS:

Lars H. Johnson                       12,977                  *
David R. Little                       59,639(6)               *
Steven R. Erickson                    29,114                  *
Frank M. McCord **                   272,918                 4.3%
Carol K. Nelson **                    16,249                  *
All executive officers and
Directors as a group (18
persons)                           1,412,749                21.8%

*  Less than 1% of shares outstanding.

** Also a director of the Company and the Bank.

(1) In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), a person is deemed to be the beneficial owner, for purposes of this table, of any shares of common stock if he or she has voting and/or investment power with respect to such security. The table includes shares owned by spouses or other immediate family members in trust, shares held in retirement accounts or funds for the benefit of the named individuals, and other forms of ownership over which shares the persons named in the table possess voting and/or investment power. Shares held in accounts under the Company's ESOP as of June 30, 2001 are included in the above table as follows: Mr. Erickson: 6,948; Mr. Little: 39,755; Mr. McCord: 9,286; all executive officers and directors as a group: 25,587. Shares held under the Bank's 401(k) plan as of December 31, 2001 are included as follows: Mr.
     Johnson: 1,367; Mr. McCord: 18,865; Mr. Erickson: 2,545. Does not include the remaining shares held by the Bank's 401(k) plan for which Messrs. McCord, Duce and Johnson act as trustees. The amounts shown also include the following amounts of common stock which the following individuals have the right to acquire within 60 days of March 15, 2002 through the exercise of stock options granted pursuant to the Company's stock option plans: Mr.
     Duce: 3,116; Mr. Erickson: 18,926; Ms. Halladay: 6,446; Mr. Lane: 8,056;
     Mr. Johnson: 11,000; Mr. Murphy: 15,301; Ms. Nelson: 15,149; Mr. Robinett:
     5,440; Mr. Skotdal: 1,289; Mr. Thompson: 8,398; Mr. Westover: 8,247; Mr.
     Little: 39,755; all executive officers and directors as a group: 194,521.

(2) Includes 310 shares held by Mr. Duce's five children, and 1,821 shares held by a testamentary trust of which Mr. Duce is trustee.

(3) Includes 26,513 held by a trust in which Mr. O'Connor has a pecuniary interest.

(4) Includes 209,855 shares held by Mr. Skotdal's brother of which Mr. Skotdal has the authority to vote, and 186,432 shares held by a limited liability company in which Mr. Skotdal has a pecuniary interest.

(5)  Includes 25,658 shares held in an IRA for the benefit of Mr. Thompson.

(6) Includes 3,059 held in an IRA for the benefit of Mr. Little, and 3,212 shares held in an IRA for the benefit of Mr. Little's spouse.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

      Section 16(a) of the Exchange Act requires the Company's directors and executive officers and persons who own more than 10% of a registered class of the Company's equity securities to file reports of beneficial ownership and changes in beneficial ownership with the Securities and Exchange Commission (the "SEC"). The rules promulgated by the SEC under Section 16(a) of the Exchange Act require those persons to furnish the Company with copies of all reports filed with the SEC pursuant to Section 16(a).

      Based solely upon a review of Forms 3, Forms 4 and Forms 5, and amendments thereto, furnished to the Company pursuant to Rule 16(a)(3)(e) for the year ended December 31, 2001, and written representations of certain of its directors and officers that no Forms 5 were required to be filed, the Company believes that the following directors, executive officers and beneficial owners of more than 10% of the common stock have filed with the SEC on a timely basis the reports required to be filed under Section 16(a) of the Exchange Act except that: Mr. Disotell reported three option exercises that occurred between March 2000 and September 2000 and an option issuance that occurred in December 2000 on a Form 5 in February of 2002; Mr. Duce reported a gift of shares to his children that occurred prior to June 2000 and an option exercise that occurred in November 2001 on a Form 5 in February of 2002; Mr. Erickson reported three option acquisitions that occurred between May 2000 and December 2000 on a Form 5 in February of 2002; Ms. Halladay reported a share acquisition that occurred in June 2000 and a share acquisition that occurred in November 2000 on a Form 5 in February of 2002; Mr. Johnson reported an option acquisition that occurred in March 2000 and an option acquisition that occurred in December 2000 on a Form 5 in February of 2002; Mr. Little reported an option acquisition that occurred in August 1999 and an option acquisition that occurred in December 2000 on a Form 5 in February of 2002; Mr. McCord reported certain gifts of shares that occurred between 1998 and 2000, reported a restricted stock award that occurred in 2000, and reported two option exercises that occurred in the last two years on a Form 5 in February of 2002; Mr.

Robinett reported a gift of shares that occurred in December 1999 on a Form 5 in February of 2002; Mr. Skotdal, who became a director on October 16, 2001, filed his initial equity report and reported five stock purchases that occurred in December 2001 on a Form 5 in February of 2002; and Mr. Thompson reported two cashless option exercises that occurred in July 2001 on a Form 5 in February of 2002.

                             EXECUTIVE COMPENSATION

      The following Summary Compensation Table sets forth the compensation earned by the Company's 2001 Chief Executive Officer and the four other most highly compensated executive officers who were serving as such as of December 31, 2001 (collectively, the "Named Officers") and each of whose aggregate compensation for calendar 2001 exceeded $100,000 for services rendered in all capacities to the Company and its subsidiaries for that year.

                           SUMMARY COMPENSATION TABLE

                                                                                        Long-Term
                                                                                       Compensation
                                                                                          Awards
                                                 Annual Compensation                   ------------
                                      ------------------------------------------        Securities         All Other
                                                                  Other Annual          Underlying        Compensation
Name and Position          Year        Salary       Bonus(1)     Compensation(2)        Options (#)            (3)
-----------------          ----       --------      ---------    ---------------       ------------       ------------
Frank M. McCord            2001       $130,548      $ 33,030             --                  --             $ 9,211
 Chairman of the           2000        130,548            --             --                  --              11,580
 Board of the              1999        130,548        31,180             --                  --              11,365
 Company and the
 Bank and Chief
 Executive Officer
 of the Company

Carol K. Nelson            2001       $174,231      $130,000             --              110,000                 --
 President and Chief
 Operating Officer
 of the Company and
 President and Chief
 Executive Officer
 of the Bank

David R. Little            2001       $ 85,000      $ 48,500             --                   --            $ 5,740
 Executive Vice            2000         77,677        12,000             --                2,750              7,692
 President of the          1999         74,000        21,875             --                2,200              9,345
 Bank

Steven R. Erickson         2001       $ 86,350      $107,000             --                   --            $ 8,207
 Executive Vice            2000         73,500        82,500             --               17,250              7,692
 President of the          1999         70,000        35,010             --                8,250              9,345
 Bank

                                                                                        Long-Term
                                                                                       Compensation
                                                                                          Awards
                                                 Annual Compensation                   ------------
                                      ------------------------------------------        Securities         All Other
                                                                  Other Annual          Underlying        Compensation
Name and Position          Year        Salary       Bonus(1)     Compensation(2)        Options (#)            (3)
-----------------          ----       --------      ---------    ---------------       ------------       ------------
Lars H. Johnson            2001       $106,667      $ 50,000             --                   --             $3,904
 Executive Vice            2000         72,000            --             --               57,550                 --
 President and Chief
 Financial Officer of
 the Bank and
 Treasurer/Secretary
 of the Company

(1) Bonus totals include awards attributed to the fiscal year ended June 30, 2001 and the six-month period ended December 31, 2001 for all except Mr. McCord, whose award is attributable only to the fiscal year ended June 30, 2001. Ms. Nelson's bonus includes $50,000 paid in connection with her employment with the Company, $30,000 attributable to the fiscal year ended June 30, 2001 and $50,000 to the six-month period ended December 31, 2001. Mr. Erickson's bonus payments of $70,000 and $37,000 are attributable to the fiscal year ended June 30, 2001 and the six-month period ended December 31, 2001. Mr. Johnson's bonus is based upon $30,000 for the June 30, 2001 period and $20,000 for the December 31, 2001 period. Mr. Little's bonus payment of $26,000 was attributable to the fiscal year ended June 30, 2001 and $22,500 is attributable to the six-month period ended December 31, 2001. Bonuses attributable to the six-month period ended December 31, 2001, and reflected in the chart, were paid in January, 2002.

(2) Does not include perquisites which did not exceed the lesser of $50,000 or 10% of salary and bonus.

(3) All Other Compensation for calendar year 2001 includes the following: for Mr. McCord, employer contribution to 401(k) Plan of $4,776 and ESOP contribution of $4,435; for Mr. Erickson, employer contribution to 401(k) Plan of $3,718 and ESOP contribution of $4,489; for Mr. Johnson, employer contribution to 401(k) Plan of $3,904; and for Mr. Little, employer contribution to 401(k) Plan of $3,130 and ESOP contribution of $2,610.

      Employment Agreement. The Bank entered into an employment agreement with Carol K. Nelson on January 24, 2001, which was effective February 19, 2001. Ms. Nelson's current base salary (which is subject to annual review) is $200,000. She is entitled to participate in employee benefit plans and other fringe benefits applicable to executive personnel. The initial three-year term of the agreement may be extended annually for an additional year. The employment of Ms. Nelson is terminable at any time for cause as defined in the agreement, and she may be terminated without cause in which case she would continue to receive compensation otherwise payable over the remaining term of the agreement. The agreement provides for payment of bonuses each year based on the amount the Bank's net profit before taxes exceeds that of the prior fiscal year. The agreement also provides for the payment of severance benefits to Ms. Nelson in the event of her termination of employment following a change in control of the Bank or the Company. Such benefits would include: (i) if the termination is within 12 months after the change in control, severance benefit/pay would be three times Ms. Nelson's annual compensation and bonus for the prior year paid, or (ii) if the termination occurs more than 12 months after a change in control, the severance benefit/pay would be Ms. Nelson's annual compensation and bonuses for the balance of the term of the agreement, or two times the amount of her then current year base salary and bonus, whichever is greater, and subject to reduction to avoid any "excess parachute payment" for federal income tax purposes.

      Change in Control Agreements. The Bank entered into Change of Control/Severance Agreements in December of 2001 with Steven Erickson, Lars Johnson, David Little, and four other executive officers who are not included in the above tables. These agreements generally provide that within twenty-four months after a change of control, if an executive is terminated other than for cause or for good reason (as such terms are defined in the agreements), such executive will generally be entitled to receive a severance payment equal to two times the executive's annual compensation. The agreements generally define a change in control as the acquisition of all or a substantial part of the Company or the Bank, the merger of the Company or the Bank into another company that is the surviving company, the sale of substantially all of the assets of the Company or the Bank to another company, or a hostile acquisition of substantially all of the stock of the Company or the Bank.

      Option Grants in Last Fiscal Year. The following table sets forth information concerning the grant of stock options to Carol K. Nelson during the year ended December 31, 2001. No stock options were granted to any other Named Officer during 2001.

                                 OPTION GRANTS

                                                                             Potential Realizable Value at
                                                                               Assumed Annual Rates of
                                                                             Stock Price Appreciation for
                             Individual Grants                                        Option Term
-------------------------------------------------------------------------    -----------------------------
                       Number of    % of Total
                        Shares       Options
                      Underlying    Granted to    Exercise
                       Options      Employees       Price      Expiration
Name                  Granted(1)    in Period     ($/Share)       Date            5%              10%
----                  ----------    ----------    ---------    ----------    ------------    -------------
Carol K. Nelson         72,127          65.6%        $6.94        1/25/11      $834,050        $1,296,975
                        37,873          34.4%        $6.94        1/25/11      $436,805        $  681,025


(1) Options granted vest at the rate of 20% per annum after the second year of grant. Options will become immediately exercisable in the event of a change in control of the Company. Options were granted under the Company's 1997 Stock Option Plan, as amended, and have an exercise price equal to the fair market value of the common stock on the date of grant. Ms. Nelson was granted qualified options of 72,127 and non-qualified options of 37,873 on January 25, 2001. The dollar gains under these columns result from calculations required by the SEC rules and are not intended to forecast future price appreciation of the common stock of the Company. It is important to note that options have value to the listed executive only if the stock price increases above the exercise price shown in the table during the effective option period. In order for the listed executive to realize the potential values set forth in the 5% column and the 10% column in the table, the price per share of the Company's common stock would be approximately $11.56 and $17.98, respectively.

      Option Exercise/Value Table. The following information is presented for the Chief Executive Officer and the other Named Officers with respect to options exercised during the fiscal year ended December 31, 2001, and remaining unexercised at the end of 2001.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                           AND YEAR-END OPTION VALUES

                                                               Number of Securities          Value of Unexercised In-the-
                                                              Underlying Unexercised         Money Options at Fiscal Year-
                          Shares                                Options at Year-End                     End(1)
                        Acquired on        Value           -----------------------------     -----------------------------
Name                    Exercise (#)    Realized ($)       Exercisable     Unexercisable     Exercisable     Unexercisable
----                    ------------    ------------       -----------     -------------     -----------     -------------
Frank M. McCord            3,850         $26,257             75,486                --         $585,017               --
Carol K. Nelson               --              --              7,575           102,425           58,706         $793,794
Steven R. Erickson            --              --             18,926            24,354          146,677          188,743
David R. Little               --              --             39,755             8,635          308,101           66,921
Lars H. Johnson               --              --                 --            57,250              --           443,688

(1) The value of unexercised in-the-money options is calculated using a fair market value of $7.75 as of December 31, 2001, based on the last known trade on or before such date. Options have been adjusted for stock dividends.

1997 STOCK OPTION PLAN

      The 1997 Stock Option Plan, as amended (the "Option Plan"), provides for the grant of incentive stock options and nonstatutory stock options to all officers, directors and employees of the Company and its subsidiaries.

      The Option Plan is administered by a committee of non-employee directors. During 2001, options to purchase a total of 145,145 shares were granted to all employees under the Option Plan. As of December 31, 2001, options to purchase a total of 155,389 shares remain available for issuance under the Option Plan.

             REPORT OF THE COMPENSATION AND PERSONNEL COMMITTEE(1)

      Under rules established by the SEC, the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's Chief Executive Officer and other executive officers of the Bank and Company. The Compensation and Personnel Committee's duties are to establish and administer policies that govern executive compensation for the Company. The Committee evaluates the individual performance of the Chief Executive Officer, the President and Chief Operating Officer, the Chief Financial Officer,

---------------------
(1) This section is not "soliciting material," is not deemed "filed" with the Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

and other senior level officers and reviews compensation policies for all senior management. The Committee receives input from the President on the other executive officers' performance and has final authority to set individual compensation levels.

      The executive compensation policies of the Company are designed to reflect the attainment of short- and long-term financial performance goals and to enhance the ability of the Company to attract and retain qualified executive officers. The Committee considers a variety of subjective and objective factors in determining the compensation package for individual executives. These factors include the performance of the Company overall, the responsibilities assigned to each executive, and the performance of each executive in their assigned areas of oversight.

      Base Salary. The Company's compensation plan involves a combination of salary and cash bonuses tied to short-term performance. Salary levels are designed to be competitive within the banking industry based on a peer group analysis of Washington State financial institutions. Specifically, the Committee reviews the compensation report on senior banking executives commissioned by the Washington Financial League. Given the Company's performance and size, the Committee concluded that the base salaries of the reviewed executive officers were adjusted appropriately for 2001.

      Bonus Programs. An incentive bonus plan is in effect for the executive officers of the Company that is designed to compensate for performance. The plan for the President is based upon the profitability of the Company as established within her employment contract. The plan for all other executive officers is based upon the attainment of certain negotiated goals including Company and line of business profitability; loan levels and quality; expense management; and teamwork. Performance is evaluated by the President (and reviewed by the Compensation and Personnel Committee) quarterly, with 70% of any award paid at the end of each quarter and the remaining 30% at the end of the year. For the fiscal year ended June 30, 2001, the Chairman of the Board, Chief Financial Officer, and Director of Marketing participated in a bonus pool based upon the Company exceeding specified profitability targets. The Chairman of the Board does not currently participate in a bonus program.

      Option Grants. The Committee selects employees who will receive stock options and determines the number to be granted. Stock option grants are designed to provide long-term incentives for key employees. The Committee grants options throughout each year. For the year ended December 31, 2001, 110,000 options (adjusted for a 10% stock dividend) were granted to Carol K. Nelson, President and CEO of Cascade Bank. These grants were made at current market prices under the rules of the 1997 Stock Option Plan, as amended.

      Compensation of the Chief Executive Officer. For the year ended December 31, 2001, the base salary of Frank M. McCord, Chairman and Chief Executive Officer of Cascade Financial Company, was $130,548. In addition, he received a bonus of $33,030 for the fiscal year ended June 30, 2001. He was also credited with $9,211 in compensation relating to his 401(k) and ESOP accounts. Mr. McCord's performance bonus reflected the attainment of the specific performance criteria for the 2001 fiscal year established by the Compensation and Personnel

Committee. The Committee believes that Mr. McCord's compensation is appropriate based on the Company's overall performance.

                                        COMPENSATION AND PERSONNEL COMMITTEE

                                                David W. Duce (Chairman)
                                                Janice Halladay
                                                Dwayne Lane
                                                G. Brandt Westover
                                                David O'Connor


                  REPORT OF THE AUDIT AND FINANCE COMMITTEE(2)

      The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the consolidated financial statements and the reporting process, including the system of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited consolidated financial statements for the six month period ended December 31, 2001, with management and the independent auditors who are responsible for expressing an opinion on the conformity of those audited consolidated financial statements with accounting principles generally accepted in the United States of America. The review included a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

      The Committee has discussed with the independent auditors the auditors' independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board, and considered the compatibility of nonaudit services with the auditors' independence.

      The Committee discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Committee meets with internal and independent auditors, with and without management present, to discuss the results of their examination, their evaluation of the Company's internal controls, and the overall quality of the Company's financial reporting.

      The members of the Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including auditor independence. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance

---------------------
(2) This section is not "soliciting material," is not deemed "filed" with the Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

with accounting standards and applicable laws and regulations. Furthermore, the Committee's consideration and discussions referred to above do not assure that the audit of the Company's financial statements has been carried out in accordance with auditing standards generally accepted in the United States of America, and that the financial statements are presented in accordance with generally accepted accounting principles or that the Company's auditors are in fact "independent."

      The Committee acts pursuant to the Audit Committee Charter. Each of the members of the Committee qualifies as an "independent" director under the current listing standards of the National Association of Securities Dealers
(NASD).

      In reliance on the review and discussions above, the Committee recommended to the Company's Board of Directors that the Company's audited consolidated financial statements be included in the Company's Annual Report and Form 10-K for the six-month period ended December 31, 2001.

                                        AUDIT AND FINANCE COMMITTEE

                                        Dennis R. Murphy, Ph.D. Chairman
                                        Henry Robinett
                                        Ronald E. Thompson
                                        Craig G. Skotdal


                    SHAREHOLDER RETURN PERFORMANCE GRAPH(3)

      The following graph compares the Company's cumulative shareholder return on its common stock with the return on the Nasdaq (U.S. Stock) Index and a peer group of the Nasdaq's Financial Index. Total return assumes (i) the reinvestment of all dividends and (ii) the value of the investment in the Company's common stock and each index was $100 at the close of trading on December 31, 1996.


                                                        Graph on following page.







---------------------
(3) This section is not "soliciting material," is not deemed "filed" with the Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*







                        [TOTAL RETURN PERFORMANCE GRAPH]






                            12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
                            --------   --------   --------   --------   --------   --------
Cascade Financial
Corporation                  $100.00    $102.66    $125.97    $127.83    $101.33    $103.20
Nasdaq (Composite) Index     $100.00    $121.64    $169.84    $315.20    $191.36    $153.31
Nasdaq OTC Financial Index   $100.00    $156.70    $152.36    $138.71    $153.97    $159.14
Nasdaq OTC Bank Index        $100.00    $163.59    $144.33    $132.81    $152.30    $167.64

* Assumes that the value of the investment in the Company's common stock and each index was $100 on December 31, 1996, and that all dividends were reinvested. In future years, the Company will compare its stock performance with the Nasdaq OTC Bank Index, rather than the Nasdaq OTC Financial Index, because the Company is included in the Nasdaq OTC Bank Index.

                    TRANSACTIONS WITH MANAGEMENT AND OTHERS

      Certain transactions involving loans, deposits, credit cards and sales of commercial paper, certificates of deposit and other money market instruments and certain other banking transactions occurred during 2001 between the Bank and certain directors or executive officers of the Company and its subsidiaries, members of their immediate families, corporations or organizations of which any of them is an executive officer or partner or of which any of them is the beneficial owner of 10% or more of any class of securities, or associates of the directors, the executive officers or their family members. The transactions were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, that prevailed at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features.

                              INDEPENDENT AUDITORS

      KPMG LLP were the Company's independent auditors for the year ended December 31, 2001. The Board of Directors has appointed KPMG LLP as independent auditors for the fiscal year ending December 31, 2002. A representative of KPMG LLP is expected to be present at the Annual Meeting to respond to appropriate questions from shareholders and will have the opportunity to make a statement if he or she so desires.

FEES BILLED TO THE COMPANY BY KPMG LLP DURING 2001

      AUDIT FEES. The aggregate fees billed to the Company by KPMG LLP for professional services rendered for the audit of the Company's financial statements for the year ended June 30, 2001 and the period ended December 31, 2001 and the reviews of the financial statements included in the Company's Forms 10-Q for the calendar year, including travel expenses, were $136,700.

      FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEEs. KPMG LLP performed no financial statement design or implementation work for the Company during the calendar year ended December 31, 2001.

      ALL OTHER FEES. Other than audit fees, the aggregate fees billed to the Company by KPMG LLP for 2001 were as follows:

                Audit related fees(1)           $19,500
                Other non-audit services(2)      13,075
                                                -------
                Total all other fees            $32,575

(1) Audit related fees consisted of $11,500 for the 401(k) audit and $8,000 for the examination of the Effectiveness of Internal Control over Financial Reporting.

(2)  Other non-audit fees consisted of tax compliance services.

      The Audit and Finance Committee of the Board of Directors determined that the services performed by KPMG LLP, other than audit services, are not incompatible with KPMG LLP maintaining its independence.

                               OTHER INFORMATION

EXPENSES OF SOLICITATION

      The Company will bear the costs of soliciting proxies, including the reimbursement to record holders of their expenses in forwarding proxy materials to beneficial owners. Directors, officers and regular employees of the Company, without extra compensation, may solicit proxies personally or by mail, telephone, facsimile or electronic mail.

SHAREHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

      In order to be eligible for inclusion in the Company's proxy materials for the 2003 Annual Meeting of Shareholders, any shareholder proposal to take action at such meeting must be received at the Company's executive offices at 2828 Colby Avenue, Everett, Washington 98201 no later than November 15, 2002. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

      The Company's Certificate of Incorporation provides that in order for a shareholder to make nominations for the election of directors or proposals for business to be brought before the Annual Meeting, a shareholder must deliver notice of such nominations and/or proposals to the Secretary in accordance with the Certificate of Incorporation. As specified in the Certificate of Incorporation, the notice with respect to nominations for election of directors must set forth certain information regarding each nominee for election as a director, including such person's written consent to being named in the Proxy Statement as a nominee and to serving as a director, if elected, and certain information regarding the shareholder giving such notice. The notice with respect to business proposals to be brought before the Annual Meeting must state the shareholder's name, address and the number of shares of common stock held, and briefly discuss the business to be brought before the Annual Meeting, the reasons for conducting such business at the Annual Meeting and any interest of the shareholder in the proposal.

MISCELLANEOUS

      The Company's December 31, 2001 Annual Report is being sent to shareholders of record as of March 15, 2002, together with this Proxy Statement.

      THE COMPANY WILL FURNISH TO SHAREHOLDERS WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT AND FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, UPON RECEIPT OF A WRITTEN REQUEST ADDRESSED TO CASCADE FINANCIAL CORPORATION, 2828 COLBY AVENUE, EVERETT, WA 98201. Reports, proxy statements and other information filed by the Company are also available on the Internet at the SEC's World Wide Web site at http://www.sec.gov.

      The Board of Directors knows of no other matters to be presented at the Annual Meeting. If any other business properly comes before the Annual Meeting or any adjournment thereof, the proxies will vote on that business in accordance with their best judgment.

                                        By Order of the Board of Directors,

                                        /s/ Lars H. Johnson

                                        Lars H. Johnson
                                        Secretary

                                REVOCABLE PROXY
                          CASCADE FINANCIAL CORPORATION

--------------------------------------------------------------------------------
                         ANNUAL MEETING OF SHAREHOLDERS
                                   MAY 8, 2002
--------------------------------------------------------------------------------

        The undersigned hereby appoints the official proxy committee consisting of all of the members of the Board of Directors of Cascade Financial Corporation ("Corporation"), Everett, Washington, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Corporation which the undersigned is entitled to vote at the Annual Meeting of Shareholders, to be held at the Everett Golf & Country Club, Everett, Washington, on May 8, 2002 at 6:30 p.m., and at any and all adjournments thereof, as follows:

                                                            FOR    VOTE WITHHELD
                                                            ---    -------------
1.   The election as directors of all nominees listed       [ ]         [ ]
     below  (except as marked to the contrary below).

     Frank M. McCord
     Carol K. Nelson
     David W. Duce
     David O'Connor

     INSTRUCTION:  TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL
     NOMINEE, WRITE THE NOMINEE'S NAME ON THE LINE BELOW.


     ------------------------------

     ------------------------------

     ------------------------------

                                                       FOR    AGAINST    ABSTAIN
                                                       ---    -------    -------
2.   In their discretion, upon such other matters      [ ]      [ ]        [ ]
     as may properly come before the meeting.


--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE BOARD OF DIRECTORS TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE, AND MATTERS INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

        Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Corporation at the Annual Meeting of the shareholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

        The undersigned acknowledges receipt from the Corporation prior to the execution of this proxy, of the Notice of the Annual Meeting of Shareholders, the Proxy Statement, and the 2001 Annual Report to Shareholders.



Dated:                  , 2002
       -----------------




-----------------------------------           ----------------------------------
PRINT NAME OF SHAREHOLDER                     PRINT NAME OF SHAREHOLDER


-----------------------------------           ----------------------------------
SIGNATURE OF SHAREHOLDER                      SIGNATURE OF SHAREHOLDER


Please sign exactly as your name appears on the envelope in which this card was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person. For joint accounts, only one signature is required.





--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.